1 Summit Therapeutics Appoints Jeff Huber, Transformational Google and GRAIL Executive, to its Board of Directors Miami, Florida, June 27, 2024 – Summit Therapeutics Inc. (NASDAQ: SMMT) (“Summit,” “we,” or the “Company”) today announced that Jeff Huber has been appointed to its Board of Directors, effective immediately. “It is an honor to add Jeff Huber to our excellent, diverse group of board members,” stated Robert W. Duggan, Chairman and Chief Executive Officer of Summit. “Jeff’s executive leadership experience in healthcare and technology and his countless accomplishments evidence his ability to translate what’s possible into transformational success. As we seek to change the standard of care for solid tumors based on the potential of ivonescimab, we are thrilled to supplement our outstanding leadership team with a board member the caliber of Jeff.” Mr. Huber is the Co-Founder & General Partner of Triatomic Capital Private LP since 2022, a venture capital firm helping entrepreneurs build 'century-defining' businesses & technologies. Prior to founding Triatomic, Mr. Huber was the Founding CEO and Vice Chairman of GRAIL, Inc. GRAIL's mission is to detect cancer early, when it can be cured. Prior to GRAIL, he was a Senior Vice President at Alphabet Inc. (formerly Google Inc.). Over 13 years at Google, Mr. Huber co-founded Google's life sciences efforts in Google[x], and he led development and scaling for Google Maps, Google Apps (Gmail, Calendar, Docs, etc.), and Google Ads. Earlier, Mr. Huber was VP of Architecture and Systems Development at eBay and SVP of Engineering at Excite@Home. He is a board member of both publicly traded and privately held companies, including Mammoth Biosciences, Inc., Manifold Biotechnologies, Inc., Electronic Arts Inc., Upstart Network, Inc., Openwater, Genalyte, Inc., Zapata Computing Inc., Weta FX Ltd, d-Matrix Corp., and the Parker Institute for Cancer Immunotherapy, and is a former board member of GRAIL, Inc. Aldevron LLC, and Illumina, Inc. Mr. Huber holds a B.S. in Computer Engineering from the University of Illinois and an M.B.A. from Harvard Business School. “Jeff’s breadth and depth of experience is unmatched,” added Dr. Maky Zanganeh, Chief Executive Officer, President, and a member of the Board of Directors of Summit. “I am thrilled to be working with Jeff as a member of our board to further propel Team Summit to achieving our goal of bringing ivonescimab to as many patients as possible who can benefit from our innovative bispecific antibody candidate.” “I am excited to join a mission-driven company seeking to make a significant, positive difference in improving the quality and potential duration of patients’ lives,” said Mr. Huber. “An opportunity to join the Board of Directors and to work with Team Summit is a tremendous opportunity to make that difference, and I am confident in Team Summit’s ability to achieve its mission.” About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, the United States, Canada, Europe, Japan, Latin America, including Mexico and all countries in Central America, South America, and the Caribbean, the Middle East, and Africa, and as AK112 in China and Australia, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. Ivonescimab displays unique cooperative binding to each of its intended targets with higher affinity when in the presence of both PD-1 and VEGF. This could differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. Ivonescimab’s tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME with over 18-fold increased binding affinity to PD-1 in the presence of VEGF in vitro, and over 4-times increased binding affinity to VEGF in the presence of PD-1 in vitro (Zhong, et al, SITC, 2023). This tetravalent structure, the intentional novel design of the molecule, and bringing these two

2 targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of this design, together with a half-life of 6 to 7 days (Zhong, et al, SITC, 2023), is to improve upon previously established efficacy thresholds, in addition to side effects and safety profiles associated with these targets. Ivonescimab was engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently engaged in multiple Phase III clinical trials. Over 1,600 patients have been treated with ivonescimab in clinical studies globally. Summit has begun its clinical development of ivonescimab in non-small cell lung cancer (NSCLC), commencing enrollment in 2023 in two Phase III clinical trials, HARMONi and HARMONi-3. HARMONi is a Phase III clinical trial which intends to evaluate ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non- squamous NSCLC who have progressed after treatment with a 3rd generation EGFR TKI (e.g., osimertinib). HARMONi-3 is a Phase III clinical trial which is designed to evaluate ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic squamous NSCLC. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was approved for marketing authorization in China in May 2024. About Summit Therapeutics Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol "SMMT"). We are headquartered in Miami, Florida, and we have additional offices in Menlo Park, California, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on X @SMMT_TX. Contact Summit Investor Relations: Dave Gancarz Chief Business & Strategy Officer Nathan LiaBraaten Senior Director, Investor Relations investors@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., including the expected benefits of the amendment to the collaboration and license agreement, the intended use of the net proceeds from the private placement, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity

3 offering program (“ATM Program”), the expected use proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.